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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: March 31, 1998
(Date of earliest event reported)



                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                               333-39665                   75-2006294
(State or Other Juris-                (Commission            (I.R.S. Employer
diction of Incorporation)            File Number)         Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000








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                                       -2-

Item 5.  Other Events.


                  On April 29, 1998 the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1998-NS1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 1998, among the Registrant, Residential Funding Corporation, as Master Servicer, and First National Bank of Chicago, as Trustee.

                  In connection with the expected sale of the Series 1998-NS1 Certificates, the Registrant has been advised by Morgan Stanley & Co., (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed electronically as exhibits to this report.

                  The   Collateral   Term  Sheets  have  been  provided  by  the
         Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

                  In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.






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                                       -3-


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits



                           Item 601(a) of
                           Regulation S-K
Exhibit No.                  Exhibit No.                     Description
     1                           99                    Collateral Term Sheets





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                                       -4-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                      RESIDENTIAL FUNDING MORTGAGE
                                      SECURITIES I, INC.

                                      By: /s/ Randy Van Zee
                                      Name: Randy Van Zee
                                      Title: Vice President




Dated: March 31, 1998



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                                       -5-

                                  EXHIBIT INDEX

                   Item 601 (a) of     Sequentially
Exhibit           Regulation S-K        Numbered
Number                Exhibit No.         Description              Format


1                    99                 Collateral Term              P
                                             Sheets





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                                       -6-
                                    EXHIBIT 1

MORGAN STANLEY DEAN WITTER
Mortgage Finance Group
MBS Capital Markets

March 31, 1998

$ 160,000,000

Residential Funding Corporation
Seller and Servicer
Residential Funding Mortgage Securities I, Series 1998-NS1
Mortgage Pass-Through Certificates

Transaction Highlights:
Class: A1
Class Size: $160,000,000
Expected Ratings: AAA/AAA (S&P/Duff or Fitch)
Pass Through Coupon: 6.375%
Average Life to Maturity: 3.76 years
Issuer: Residential Funding Mortgage Securities I
Master Servicer: Residential Funding Corporation
Trustee: First National Bank of Chicago
Manager: MORGAN STANLEY DEAN WITTER
Expected Settlement: April 29, 1998
Distribution Dates:The 25th of each month, beginning May  25, 1998
Pricing Speed: 200 PSA
Optional Call: 10% clean-up call (10% of pool balance)
Tax Status:REMIC
ERISA Eligibility:The Class A1 is ERISA eligible
SMMEA Eligibility:The Class A1 is SMMEA eligible
Master Servicing Fee:Approximately 3-8 bps
Compensating Interest:Paid to the extent of the Master Servicing Fee Subordination Levels:1.75% plus or minus 50 bps (Standard & Poor's and either
                       Fitch or Duff &Phelps)
Collateral:Fixed Rate 15 year seasoned jumbo mortgage loans
Collateral Assumptions:Weighted Average Maturity of 122 (plus or minus 2) Months Weighted Average Seasoning of 53 Months
Average Approximate Balance: $240,302
Original WALTV 67% (+or - 2%)
100 % Full Documentation
13% Cash-out Refinance
less than or equal to 30% CA
97% Single Family Detached
100% Current as of the Cut-Off Date




The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                               FUTURES AUTHORITY.

The information herein has been provided solely by Morgan Stanley & Co. Incorporated based on information with respect to the mortgage loans provided by the sponsor. Neither the sponsor nor any of its affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Morgan Stanley & Co. Incorporated's judgement as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions: there may be differences between these assumptions and your actual business practices. Further, Morgan Stanley & Co. Incorporated does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Morgan Stanley & Co. Incorporated or any of its affiliates or their officers, directors, analysts, or employees may have positions in securities, commodities or derivative instruments therein referred to here, and may, as principal, or agent, buy or sell such securities, commodities, or derivative instruments. In addition, Morgan Stanley & Co. Incorporated may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, Prospectus Supplement. Finally, Morgan Stanley & Co. Incorporated has not addressed the legal, accounting, and tax implications of the analysis with respect to you, and Morgan Stanley & Co. Incorporated strongly urges you to seek advice from your counsel, accountant and tax advisor. To Our Readers Worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority Limited and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.SECURITIES AND
                               FUTURES AUTHORITY.